                                                                   Exhibit 10.32

                        THE CARBIDE/GRAPHITE GROUP, INC.

                  1998 STOCK-BASED INCENTIVE COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                            Page

1.  Purpose of the Plan.......................................................1

2.  Definitions...............................................................1

3.  Eligibility...............................................................5

4.  Administration of Plan....................................................5

         4.1  Membership in Committee.........................................5
         4.2  Administration by Committee.....................................5
         4.3  Grants..........................................................5
         4.4  Terms of Awards.................................................6
         4.5  Administration and Interpretation...............................6
         4.6  Compensation; Expenses..........................................6
         4.7  Consultants.....................................................6
         4.8  Liability.......................................................6
         4.9  Meetings........................................................7

5.  Shares of Stock Subject to the Plan.......................................7

         5.1  Shares Available for Awards.....................................7
         5.2  No Reduction in Shares..........................................7

6.  Options...................................................................7

         6.1  Option Agreement................................................7
         6.2  Option Price....................................................7
         6.3  Term of Option..................................................8
         6.4  Incentive Stock Option..........................................8
         6.5  Restriction on Transferability..................................8
         6.6  Payment of Option Price.........................................8
         6.7  Termination by Death............................................9
         6.8  Termination by Reason of Retirement or Disability...............9
         6.9  Other Termination...............................................9
         6.10  Cancellation and Regrant.......................................9

7.  Stock Appreciation Rights................................................10

         7.1  Grant of SARs..................................................10
         7.2  Exercise Price.................................................10
         7.3  Payment upon Exercise..........................................10
         7.4  Automatic Exercise.............................................11
         7.5  Limited SARs...................................................11
         7.6  Terms and Conditions...........................................11
         7.7  Cancellation and Regrant.......................................11

8.  Adjustments Upon Changes in Capitalization...............................11

9.  Effective Date, Termination and Amendment................................12

10.  Execution and Delivery of Stockholders Agreement........................12

11.  Non-Assignability.......................................................12

12.  Performance-Based Compensation..........................................13

13.  General Provisions......................................................13

         13.1   No Right to Employment.......................................13
         13.2   Transfer of Employment.......................................13
         13.3   Taxes........................................................13
         13.4   Grants to Employees Outside the United States................13
         13.5   Governing Law................................................14
         13.6   Compliance with Law..........................................14
         13.7   Amending of Awards...........................................14
         13.8   No Limit on Compensation.....................................13
         13.9   No Shareholder Rights........................................14
         13.10  No Fractional Shares.........................................14
         13.11  Headings.....................................................14

14.  Change in Control.......................................................14

                        THE CARBIDE/GRAPHITE GROUP, INC.

                  1998 STOCK-BASED INCENTIVE COMPENSATION PLAN
                           (As of September 16, 1998)

     1.  Purpose of the Plan

     The purpose of the Plan is to assist the Company, and its Subsidiaries and Affiliates, in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

     2.  Definitions


          2.1. "Affiliate" means any entity other than a Subsidiary in which the Company has a substantial direct or indirect equity interest, as determined by the Board. Notwithstanding the foregoing, "Affiliate" shall be deemed to include Seadrift, L.P.

          2.2. "Award" means an award of Options or SARs or any combination thereof under the Plan.

          2.3. "Award Share" means any share of Common Stock purchased upon the exercise of an Option or SAR.

          2.4. "Board" means the Board of Directors of the Company.

          2.5. "Cause" means conduct on the part of a Holder that involves (i) misappropriation of funds, (ii) willful and material misrepresentation to the directors and officers of Employer, (iii) willful failure to perform the Holder's duties, (iv) gross negligence in the performance of Holder's duties, (v) serious misconduct that is injurious to the Company, (vi) habitual insobriety, (vii) substance abuse, or (viii) the Holder's conviction of or a plea of guilty or nolo contendere to a felony or other crime involving moral turpitude.

          2.6. "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A promulgated under the 1934 Act, whether or not the Company is then subject to such reporting requirement; provided that without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm corporation, association, trust unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the 1934 Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board and any now directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          2.7. "Code" means the Internal Revenue Code of 1986, as amended.

          2.8. "Common Stock" means the common stock of the Company, par value $.01 a share, or such other class or kind of shares or other securities resulting from the application of Section 8.

          2.9. "Company" means The Carbide/Graphite Group, Inc., a Delaware corporation, or any successor corporation.

          2.10. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be both a Non-Employee Director and an Outside Director.

          2.11. "Disability" means termination of employment with the Company or any of its Subsidiaries or Affiliates as a result of an Employee's inability to perform substantially his or her duties and responsibilities to the Company or any of its Subsidiaries or Affiliates by reason of a physical or mental disability or infirmity (i) for a continuous period of six months or (ii) at such earlier time as such Employee submits medical evidence satisfactory to the Committee that such Employee has a physical or mental disability or infirmity that will likely prevent such Employee from substantially performing his or her duties and responsibilities for six months or longer. The date of such Disability shall be the earlier of the last day of such six-month period or the day on which such Employee submits such evidence. Solely for purposes of Incentive Stock Options, however, "Disability" means "permanent and total disability" as defined in section 22(e)(3) of the Code.

          2.12. "Employee" means an officer or other key employee, consultant or advisor of the Company, a Subsidiary or an Affiliate, including a director who is such an employee, consultant or advisor. Solely for purposes of Incentive Stock Options, however, "Employee" means an employee within the meaning of section 3401(c) of the Code.

          2.13. "Fair Market Value" means, on any given date,

               (i) the mean between the highest and lowest prices of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date or, if no sale was made on such principal exchange, on the next preceding day on which the Common Stock was traded; or

               (ii) if the Common Stock is not then listed on an exchange but is quoted on NASDAQ or a similar quotation system, the mean between the Closing bid and asked prices per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date; or

               (iii) if the Common Stock is not listed on a principal national securities exchange, the fair market value as determined in good faith by the Committee.

          2.14. "Freestanding SAR" means an SAR awarded by the Committee under
     Section 7 that is not related to an Option.

          2.15. "Holder" means an Employee to whom an Award is made.

          2.16. "Incentive Stock Option" means a stock option intended to meet the requirements of an incentive stock option, as defined in section 422 of the Code, and designated as such by the Committee.

          2.17. "Limited SAR" means an SAR awarded by the Committee under
     Section 7 that is exercisable only in the event of a Change in Control.

          2.18. "1934 Act" means the Securities Exchange Act of 1934, as amended.

          2.19. "Non-Employee Director" means a director who:

               (i) is not currently an officer or employee of the Company or any parent, Affiliate, or Subsidiary thereof);

               (ii) does not receive compensation, either directly or indirectly, from the Company or any parent, Affiliate or Subsidiary thereof for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission;

               (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K;

               (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K; and

               (v) otherwise meets the definition of a "Non-Employee Director" under Rule 16b-3 promulgated by the Securities and Exchange Commission or any successor definition adopted by the Securities and Exchange Commission.

          2.20. "Non-Qualified Option" means a stock option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

          2.21. "Option" means the right, granted from time to time under the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Option.

          2.22. "Outside Director" means a member of the Board who:

               (i) is not a current employee of the Company or any parent, Affiliate, or Subsidiary;

               (ii) is not a former employee of the Company, its Subsidiaries or Affiliates who receives during the year compensation for prior services with the Company or any parent, Affiliate or Subsidiary (other than benefits under a tax-qualified retirement plan);

               (iii) has not been an officer of the Company or any parent, Affiliate or Subsidiary; and

               (iv) does not receive any remuneration from the Company or any parent, Affiliate or Subsidiary (either directly or indirectly) in any capacity other than as Director. This definition of "Outside Director" shall be interpreted and applied in a manner consistent with the requirements of Treasury Regulation Section 1.162-27(e)(3).

          2.23. "Plan" means The Carbide/Graphite Group, Inc. 1998 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.24. "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable retirement plan of such entity or as otherwise determined by the Board.

          2.25. "SAR" means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise, awarded by the Committee under Section 7.

          2.26. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporation beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.27. "Tandem SAR" means an SAR awarded by the Committee under Section 7 in tandem with all or a portion of a related Option.

          2.28. "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

     3. Eligibility

          Any Employee is eligible to receive an Award, except that any Employee employed by an Affiliate shall not be eligible to receive an Incentive Stock Option.

     4. Administration of Plan

          4.1. Membership in Committee. Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          4.2. Administration by Committee. The Plan shall be administered by the Committee.

          4.3. Grants. The Committee shall have full power to interpret and administer the Plan, and full authority to act in selecting the Employees to whom Awards shall be granted, in determining the times at which such Awards may be granted, in determining the time and manner in which Options may be exercised, in determining the type and amount of Awards to be granted to each such Employee, and in determining the terms and conditions of Awards granted under the Plan and the terms of agreements that shall be entered into with Holders. Each grant of an Award shall be approved by the Committee as required by Note 3 to Rule 16b-3 under the 1934 Act.

          4.4. Terms of Awards. Such powers shall include, but not be limited to, the power to determine whether and under what circumstances an Option may be exchanged for cash, Common Stock, or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); and to condition an Award upon the attainment of specified performance goals.

          4.5. Administration and Interpretation. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of any Holder to amend an existing Award in order to carry out the purposes of the Plan, so long as such an amendment does not take away any benefit granted to the Holder by the Award and so long as the amended Award comports with the terms of the Plan. Any amendment adverse to the Holder shall require the written consent of the Holder, unless such amendment is necessary, as determined by the Committee, to comply with any federal or state securities law or regulation. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan's provisions, and to make all determinations necessary or advisable for the administration of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Employees and Holders.

          4.6. Compensation; Expenses. Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the committee incur in connection with the administration of the Plan shall be paid by the Company.

          4.7. Consultants. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company's officers shall be entitled to rely upon the advice and opinions of any such person.

          4.8. Liability. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company's bylaws.

          4.9. Meetings. The Committee shall maintain a written record of its proceedings. A majority of the committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee.

     5. Shares of Stock Subject to the Plan

          5.1. Shares Available for Awards. Subject to adjustment as provided in
     Section 8, the total number of shares of Common Stock available for Awards under the Plan shall be 450,000 shares; provided, however, that no Employee may be granted Incentive Stock Options first exercisable in any one calendar year for shares of Common Stock having an aggregate Fair Market Value in excess of $100,000.

          5.2. No Reduction in Shares. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the total number of shares available for Awards under the Plan. The grant of any Awards payable in cash also shall not reduce the total number of shares available for Awards under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

     6. Options

          The grant of Options shall be subject to the following terms and conditions:

          6.1. Option Agreement. Any Option granted under the Plan shall be evidenced by a written Option Agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. Each Option Agreement shall state whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

          6.2. Option Price. The price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but shall be not less than the Fair Market Value of such shares on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of such share on the date of grant. Notwithstanding the foregoing, the Committee shall have the authority to reprice the option at any time pursuant to section 6.10.

          6.3. Term of Option. The Option Agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder). Options granted under the Plan may be subject to a vesting schedule set forth in the applicable Option Agreement. The restrictions and conditions with respect to the time and method of vesting of Options shall be as prescribed by the Committee except that no Option may be exercisable before six (6) months from the date of grant.

          6.4. Incentive Stock Option. Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted Incentive Stock Options that do not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code.

          6.5. Restriction on Transferability. No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this Section 6.

          6.6. Payment of Option Price. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid in full in cash at the time of exercise or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Stock Option may be made in whole or in part by the delivery of additional, unexercised Non-Qualified Stock Options (based on the difference between the Fair Market Value of the Common Stock for which they are exercisable and the exercise price of such additional Non-Qualified Stock Options). With the consent of the Committee, the option price may also be paid in full by the delivery of a properly executed exercise notice, together with irrevocable instructions to a Company-designated broker to promptly deliver to the company the amount of sale or loan proceeds required to pay the option price.

          6.7. Termination by Death. If a Holder's employment by the Company or Subsidiary or Affiliate terminates by reason of death, any Option held by such Holder may thereafter be exercised, to the extent such Option was exercisable at the time of such Holder's death or on such accelerated basis as the Committee may determine at or after the grant, or may thereafter become exercisable by the legal representative of the Holder or by any person to whom the rights have passed by will or by the laws of descent and distribution, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

          6.8. Termination by Reason of Retirement or Disability. If a Holder's employment by the Company or Subsidiary or Affiliate terminates by reason of Disability or Retirement, any Option held by such Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of eighteen (18) months from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that if the Holder dies within such eighteen (18) month period, any unexercised Option held by such Holder shall thereafter be exercisable to the extent to which it was exercisable (whether by acceleration or otherwise) at the time of death (or on such accelerated basis as the Committee may determine) for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of section 422 of the Code, such Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          6.9. Other Termination. If a Holder's employment by the Company or Subsidiary or Affiliate terminates for any reason other than death, Disability or Retirement, the Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three (3) months from the date of such termination of employment or the balance of such Option's term, after which such Option will terminate.

          6.10. Cancellation and Regrant. Subject to Article 5 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Holder any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original Award or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Any Incentive Stock Options subject to such amendment or other action shall become Non-Qualified Options. In no event shall any amendment or other action result in an exercise price below the Fair Market Value on the date of such amendment or other action, or a maximum exercise period greater than ten (10) years.

     7. Stock Appreciation Rights

          The grant of SARs shall be subject to the following terms and conditions:

          7.1. Grant of SARs. SARs are rights to receive a payment in cash or Common Stock, as selected by the Committee. The value of these rights, which are determined by the appreciation in value of Common Stock, shall be evidenced by SAR agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable, including, if applicable, a limit on the timing of the election and exercise of an SAR. An SAR may be granted in tandem with all or a portion of a related Option under the Plan or may be granted separately. A Tandem SAR may be granted either at the time of the grant of the Option or, with respect to a Non-Qualified Option, at any time thereafter during the term of the Option. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable. In no event shall any SAR be exercisable within the first six (6) months of its grant.

          7.2. Exercise Price. The exercise price of a Tandem SAR shall be the option price under the related Option. The exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock, as determined by the Committee on the date of grant of the Freestanding SAR. The exercise price of a SAR may be modified at any time pursuant to section 7.7.

          7.3. Payment upon Exercise. An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR. Such payment may be in cash, in shares of Common Stock, or any combination thereof, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for delivery under the Option pursuant to Section 6. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

          7.4. Automatic Exercise. To the extent an SAR (or related Option) has not been exercised on its expiration, it will be exercised automatically and paid in the form determined by the Committee.

          7.5. Limited SARs. The Committee may also grant Limited SARs under this Section. Such Limited SARs shall become exercisable only in the event of a Change in

     Control, subject to such terms and conditions as the Committee may specify at the time of grant. Limited SARs shall be settled solely in cash.

          7.6. Terms and Conditions. SARs shall be subject to the same terms and conditions applicable to Options as stated in Section 6.3, 6.5, 6.7, 6.8, and 6.9. SARs shall also be subject to such other terms and conditions not inconsistent with the Plan as shall be determined by the Committee.

          7.7. Cancellation and Regrant. Subject to Article 5 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Holder any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original Award or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. In no event shall any amendment or other action result in an exercise price below the Fair Market Value on the date of such amendment or other action, or a maximum exercise period greater than ten
     (10) years.


     8. Adjustments Upon Changes in Capitalization

     In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split up, stock dividend, issuing of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all of its assets, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

     9. Effective Date, Termination and Amendment

     The Plan was adopted by the Board on September 16, 1998 and shall become effective on December 3, 1998, upon stockholder approval. The Plan shall remain in full force and effect until the earlier of September 16, 2008 or the date it is terminated by the Board. The Board and the Committee shall have the power to amend, suspend or terminate the Plan at any time; provided no such amendment shall be made without stockholder approval that shall:

          (i) increase (except as provided in Section 8) the total number of shares available for issuance pursuant to the Plan;

          (ii) change the class of employees eligible to be Holders;

          (iii) withdraw the administration of the Plan from the Committee;

          (iv) change the provisions of this Section 9; or

          (v) make possible suit against a Holder under Section 16(b) of the 1934 Act for exercise of Options or SARs under the Plan; or

          (vi) otherwise require stockholder approval.

     10. Execution and Delivery of Stockholders Agreement

     Unless otherwise determined by the Committee, no shares of Common Stock shall be issued or transferred pursuant to an Award unless and until the Holder, or any person to whom rights have passed by will or by laws of descent and distribution, has executed and delivered to the Company or the Committee the Stockholders Agreement, by and among the Company and the Management Stockholders named therein in substantially the form approved by the Committee.

     11. Non-Assignability

     Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.

     12. Performance-Based Compensation

     It is intended that all compensation income recognized by any Holder as the result of the exercise of Options or SARs, or the disposition of shares of Common Stock acquired on exercise of Options or SARs, shall be considered performance-based compensation excludable from such Holder's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Code.

     13. General Provisions

          13.1. No Right to Employment. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate (as the case may be), nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

          13.2. Transfer of Employment. For purposes of the Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

          13.3. Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, all taxes required to be paid in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Notwithstanding the foregoing, every Holder shall be responsible for making appropriate provisions for all taxes required to be withheld in connection with any Award, the exercise thereof, and the transfer of shares of Common Stock pursuant to the Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. Upon the exercise of Options of SARs, the Company shall have the right to retain cash otherwise due the Holder or the number of shares of Common Stock the Fair Market Value of which equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

          13.4. Grants to Employees Outside the United States. Without amending the Plan, Awards may be granted to Employees who are not United States citizens or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may be necessary or desirable, in the judgment of the Committee, to further the purpose of the Plan.

          13.5. Governing Law. To the extent that Federal laws (including, but not limited to, the 1934 Act, the Code and the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware and construed accordingly.

          13.6. Compliance with Law. The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Award Shares upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an Award with respect to the disposition of the Award Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Award Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The Company may require the Holder to take any action necessary to meet such requirements.

          13.7. Amending of Awards. The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

          13.8. No Limit on Compensation. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, or in any other manner which is not expressly authorized under the Plan.

          13.9. No Shareholder Rights. The Holder shall have no rights as a shareholder with respect to shares of Common Stocks subject to an Award unless and until certificates for the Award Shares are issued.

          13.10. No Fractional Shares. An Option may be exercised only for a whole number of shares of Common Stock.

          13.11. Headings. Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

     14. Change in Control

     Notwithstanding any other provision of the Plan to the contrary, upon the occurrence of a Change in Control all outstanding Options and SARs shall become immediately exercisable and shall remain exercisable for 30 days following the Employee's involuntary termination (other than for Cause) within eighteen (18) months following such Change in Control.